Exhibit 10.5
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                            Quintek Technologies, Inc.
                              Kazi Lease Guarantee

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Guarantee                   Personal  guarantee by Zubair Kazi of up to $300,000
                            equipment lease(s) for the Company.
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Approval                    Attempt Warrants Investor, or its designee,  will be
                            issued 350,000 five-year warrants exercisable at $0.10 to purchase common stock in the Company for the execution of initial approval attempt document. This has already been executed and these warrants will be issued.
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Lease Warrants              In the event a guarantee is signed, the investor, or
                            its designee, will be issued 5 year warrants to purchase common stock in the company at $0.10 per share equal to the dollar amount of total liability at the time of lease execution. For example, if the company needs a guarantee on a $200,000 lease then
                            the  Company  will  issue  the  investor   2,000,000
                            five-year warrants to purchase stock at $0.10 per share. If the company needs a guarantee on a $300,000 lease then the Company will issue the investor 3,000,000 five-year warrants to purchase stock at $0.10 per share

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Warrant Exercise Price      Warrants  shall be  exercisable at $0.10 (ten cents)
                            into common stock of the company.
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9.9% Rights                 Notwithstanding  anything herein to the contrary, if
                            and to the extent that, on any date, the holding by the Holder of this Warrant(s) would result in the Holder's being deemed the beneficial owner of more than 9.99% of the then Outstanding shares of Common Stock, then the Holder shall not have the right, and the Company shall not have the obligation, to convert any portion of this Warrant(s) as shall cause such Holder to be deemed the beneficial owner of more than 9.99% of the then Outstanding shares of Common Stock. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 9.99% of the then Outstanding shares of Common Stock, then the Company shall prepay such portion of this Warrant(s) as shall cause such Holder not to be deemed the beneficial  owner  of more  than  9.99%  of the then
                            Outstanding   shares  of  Common  Stock.  Upon  such
                            determination by a court of competent jurisdiction, the Holder shall have no interest in or rights under such portion of the Warrant(s).
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Take out Provision          In the event that the Company does not  refinance or
                            purchase the equipment thereby effectively releasing the investor from liability within 6 months, the Company will issue the investor stock in the company equal to 4 times the remaining liability. For example, if there is $100,000 outstanding on the lease and the stock is trading at $0.20 per share, then the investor will be issued 2,000,000 shares of stock. If there is $200,000 outstanding and the stock is trading at $0.20, then the investor will be
                            issued      4,000,000      shares      of     stock.

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                            Registration  All the warrants will contain standard
                            piggyback registration rights.

Rights
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By signing  below,  the parties  agree that this term sheet forms and  otherwise creates a preliminary yet formal, binding agreement between the parties. Until a long-form definitive agreement is executed or if for any reason it is not prepared, or executed, this agreement will constitute a binding contract between
the  parties  hereto  and  will  supersede  any  and  all  prior   negotiations,
communications, agreements and/or understandings, written or oral, with respect hereto. This agreement may not be amended or modified except by mutual written consent of the parties. The company and/or prospective purchaser reserve the right to terminate any agreement represented by this term sheet any time prior to closing.

If any term, provision, covenant or condition of this agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provision and agreement shall remain in full force and effect and shall in no way be effected, impaired or invalidated.


/s/ ANDREW HAAG                             /s/ ZUBAIR KAZI
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Andrew Haag   CFO 7-23-04                   Zubair Kazi       7-23-04
Quintek Technologies, Inc.


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